

Synthesis Energy Systems, Inc.

GROWTH WITH BLUE SKIES

July 2015





Forward-looking Statements

This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are the ability of our ZZ joint venture to effectively operate XE's methanol plant and produce methanol; our ability to successfully expand the ZZ joint venture through our partnership with Saikong; the ability of our project with Yima to produce earnings and pay dividends; our ability to develop and expand business of the Tianwo-SES joint venture in the joint venture territory; our ability to successfully partner our technology business; our ability to develop our power business unit and marketing arrangement with GE and our other business verticals, including DRI steel, through our marketing arrangement with Midrex Technologies, and renewables; our ability to successfully develop the SES licensing business; events or circumstances which result in an impairment of assets, including, but not limited to, at our ZZ Joint Venture; our ability to reduce operating costs; our ability to make distributions and repatriate earnings from our Chinese operations; our limited history, and viability of our technology; commodity prices, including in particular methanol, and the availability and terms of financing; our ability to obtain the necessary approvals and permits for future projects; our ability to raise additional capital, if any, and our ability to estimate the sufficiency of existing capital resources; the sufficiency of internal controls and procedures; and our results of operations in countries outside of the U.S., where we are continuing to pursue and develop projects. Although SES believes that in making such forward-looking statements our expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected by us. SES cannot assure you that the assumptions upon which these statements are based will prove to have been correct.



The only commercially available gasification technology able to convert the world's abundant low-cost coal resources and biomass **Cleanly and Economically** into needed energy and chemical products

SYNTHESIS ENERGY SYSTEMS

Corporate Overview

- **SES Gasification Technology: Growth With Blue Skies**
  - Environmentally Clean, Economically Advantaged Synthetic "Replacement" Gas, or Syngas
    - Industry leading feedstock flexibility: range of low-quality coal, coal waste, biomass and municipal wastes
  - Multiple billion-dollar market verticals with strong demand in industrializing and developing world
    - Power, DRI Steel, Chemicals, Substitute Natural Gas, Transportation Fuels, Fertilizers, Industrial Fuels
  - High barrier to entry by competition with multi-decade >$400MM development and deployment
    - Originated from U-GAS® exclusively licensed from Gas Technology Institute (GTI), advanced with SES IP improvements
  - Leadership with top U.S. and global collective gasification brain trust with Fortune 100 backgrounds
- **Structure**
  - Joint Venture Operations
    - Tianwo-SES JV - China/Asia Technology and Equipment growth platform
    - Yima JV – Syngas to Methanol operating plant
    - ZZ New Gas Company JV – Expansion/Repurpose to Acetic Acid: 2H2015-1H2017
  - Market Vertical and Global Partnerships:
    - GE Packaged Power – Distributed Power
    - Midrex Technologies, a subsidiary of Kobe Steel – DRI Steel
    - Simon India – India market development and engineering
- **Revenues**
  - Technology licensing, equipment and services
  - Plant operations

NASDAQ: SYMX	As of 7-1-2015
Market Cap	$117.7MM
Shares Outstanding	85.3MM
Public Float	88.2MM
% Held by Insiders	11.8%
% Held by Institutions	27.3%

Chart: As of July 1, 2015

1 IN 5

PEOPLE (1.3 BILLION) ON THE PLANET DO NOT HAVE ACCESS TO ELECTRICITY

1 IN 9

PEOPLE (780 MILLION) IN THE WORLD DO NOT HAVE ACCESS TO CLEAN WATER


CNG

BY 2040...

2 BILLION MORE PEOPLE ON EARTH

> 1 BILLION WILL BE LIFTED FROM POVERTY

35% GREATER ENERGY DEMAND

90% GREATER ELECTRICITY DEMAND

Sources: "2014 The Outlook for Energy: A View to 2040" by ExxonMobil, "Towards the End of Poverty." The Economist, "Progress on Sanitation and Drinking-Water." WHO/UNICEF. 2012, "Annual Energy Outlook 2014." U.S. Energy Information Administration (EIA) 2014

Clean, Economic and Achievable

Advanced Technology for Energy Independence & GDP Growth



World Coal Reserves
Million Tonnes
Total: 891.5 Billion Tonnes
Bituminous & Anthracite: 403.2
Sub-bituminous & Lignite: 488.3
USA
Total: 237.3
Bituminous & Anthracite: 108.5
Sub-bituminous & Lignite: 128.8
Russia
Total: 157.0
Bituminous & Anthracite: 49.1
Sub-bituminous & Lignite: 107.9
Turkey
Total: 8.7
Bit & Anthracite: 0.3
Sub-bit & Lignite: 8.4
Pakistan
Total: 2.1
Sub-bit & Lignite: 2.1
China
Total: 114.5
Bit & Anthracite: 62.2
Sub-bit & Lignite: 52.3
Vietnam
Total: 0.2
Bit & Anthracite: 0.2
India
Total: 60.6
Bituminous & Anthracite (high ash): 56.1
Sub-bituminous & Lignite: 4.5
Africa
Total: 31.8
Bit & Anthracite: 31.6
Sub-bituminous & Lignite: 0.2
Indonesia
Total: 28.0
Sub-bit & Lignite: 28.0
Brazil
Total: 6.6
Bituminous & Anthracite: 0.0
Sub-bituminous & Lignite: 6.6
Australia & NZ
Total: 76.7
Bit & Anthracite: 37.4
Sub-bituminous & Lignite: 39.3

More than 50% of recoverable global coal reserves are untapped, sub-bituminous and close-to-surface lignite (brown) coal. Renewable biomass and municipal wastes are alternative feedstocks

Sources: BP Statistical Review of World Energy June 2014, subsources: World Energy Resources 2013 Survey, World Energy Council

Sustainable, Proven, Economic, Clean: Advanced SES Gasification Technology


LOW GRADE COAL
BIOMASS
WASTES
SYNTHESIS GAS
($CO + H_2$)
ASH
CO_2 CAPTURE CAPABLE
SYNGAS PROCESSING
SULFUR
POWER
CHEMICALS
DRI STEEL
FERTILIZERS
FUELS
SNG and Industrial Fuels
$1.50/MMBTU Typical Feedstock Input Cost (1)
SES VALUE ADDITION
$4-8 MMBTU vs. $12-17 MMBTU Crude Oil/LNG
HIGH-VALUE END PRODUCTS

Notes: (1) SES Economics based on Internal Data

Industry-leading Feedstock Range Gasification Technology

- **Feedstock includes virtually all coals, coal wastes, biomass and municipal wastes**
  - Multiple, varied feedstock inputs from one SES gasification system ($CO + H_2$)
- **$1.50MM/BTU typical feedstock input cost**
  - Economically advantaged over crude oil and expensive LNG
    - $4-8MMBTU vs. $12-17MMBTU
- **Higher customer project returns through:**
  - Greater fuel flexibility
    - Lower cost feedstock, versus oil and LNG
    - No or limited transport, no infrastructure cost
  - Higher efficiency
  - Lower operating costs
  - Lower capital investment
- XL-3000 advanced single-stage, fluidized-bed technology
- Clean, non-polluting syngas production
- Downstream CO_2 carbon-capture-ready
- Modular plants located close to feedstock source


SYNGAS
SCRUBBER
CYCLONES
STEAM GENERATOR
FINES FILTER
CYCLONE
GASIFIER
FINES
COAL-BIOMASS
ASH
SYNTHESIS ENERGY SYSTEMS
GASIFICATION TECHNOLOGY PROCESS

- Class leading cold gas efficiencies (80-83%) & carbon conversions (98-99%)
- No generation of tars, oils, napthalenes, and water soluble components such as phenols
- Lack of tars allows for efficient high temperature heat recovery via HRSG
- Lower water usage due to dry feed, dry syngas cooling and lack of tars and oils

SGT: The Clean Coal Solution

- **SES Gasification Technology Eco-friendly Benefits Vs. Old Generation Conventional Coal-Steam Boiler**
  - Creates clean, particulate and sulfur-free gaseous product from abundant solid fuels
  - No generation of tars, oils, or napthalenes
  - No generation of water soluble components such as phenols


Air Pollution
NOx & SOx

SES Gasification Technology	Tested Range *
Moisture Content wt%	1-41
Volatile Matter wt%	3-69
Fixed Carbon wt%	6-83
Sulfur wt%	0.2-4.6
Free Swelling Index	0-8
Ash Content wt%	<1-55%
Ash Fushion T—degF	1,900-2,500
Heating Value HHV, Btu/lb	5,500-14,000

- Clean, non-polluting syngas production
- Downstream CO_2 carbon-capture-ready
- Class-leading carbon conversions: 98-99%
- Lower water usage due to dry feed, dry syngas cooling and lack of tars and oils
- SGT: Growth With Blue Skies

* Chart: Bench, pilot, demo and commercial scale

Management

Robert W. Rigdon, President and Chief Executive Officer

- Seven-year tenure with SES, steering commercialization, technology developments and global expansion
- Leader in GE's gasification business in multiple capacities including Manager of Gasification Engineering, Director of IGCC Commercialization and Director of Gasification Industrials and Chemicals Business, 2004-2008
- 23-year previous tenure at Texaco, later ChevronTexaco, in Worldwide Power & Gasification group positions including Engineering Manager, Project Director and Vice President of Gasification Technology
- B.S., Mechanical Engineering, Lamar University

DeLome Fair, President, SES Technologies, LLC

- 25 years' gasification and IGCC technology expertise in energy and petrochemical industries, with GE and Chevron/Texaco. Ten years at GE Energy included General Manager, Gasification & Process Systems Technology, with responsibility for engineering to GE's global gasification business
- M.S. and B.S., Chemical Engineering, University of Kansas

Francis Lau, Senior Vice President and Chief Technology Officer

- 36-year tenure at the Gas Technology Institute, with six years serving as GTI's Executive Director of Gasification and Gas Processing Center; 2003 Pitt Award recipient for coal conversion R&D
- M.S., Chemical Engineering, Northwestern University; B.S., Chemical Engineering, University of Wisconsin

Roger L. Ondreko, Chief Financial Officer & Corporate Secretary

- 25 years' finance and accounting experience in the energy infrastructure sector, including significant fundraising and structured financial transactions. Affiliations include Macquarie Bank Ltd., Constellation Energy Group, and El Paso Corporation. Serves on BOD of ZZ JV
- B.S., Business Administration & Accounting, Ohio State University; Texas CPA certification

Management

John Winter, Ph.D., SVP of Engineering and Project Operations

- 30-year petrochemical industry experience, including 15 years of gasification technology research, engineering design, tech services and gasification operations. Past senior positions include GE Energy, Texaco/ChevronTexaco, Allied Plastics and Dow Chemical
- Ph.D., Chemical Engineering, University of Houston, M.S. and B.S., Chemical Engineering, University of Alabama

Donald Huang, SES China Managing Director

- Ten-year management tenure with SES in China, including overseeing the implementation of the ZZ plant. Experience with all aspects of project development, including government approvals and financing. Worked for eight years for the Enron Hainan 150 MW Power Plant
- Masters of Education, Manchester University; Postgraduate Diploma of Business Administration, University of Wales, UK

Carrie Lalou, Business Development

- More than 17 years in the energy/oil & gas industries including extensive expertise in coal gasification and IGCC design. A decade of experience as process engineer, including lead technical roles in GE's IGCC business, where she was integral in the launch of its 60 Hz and 50 Hz IGCC platform. More than seven years of technical sales and business development leadership in the gasification industry
- B.S., Chemical Engineering, University of Notre Dame; Licensed professional engineer, Texas

SES Gasification Technology JV Plants: Commercial Methanol Production, Customer Feedstock Tests

Yima Plant
Henan Province, China

- 25% SES, 75% Yima Coal Industry Group – Joint Venture
- Three SES gasification systems
- 300K TPY methanol design capacity
- Higher pressure, 10 bar operation



Yima JV Plant at night, Henan Province, China



Zao Zhuang New Gas Company (ZZ)
Shandong Province, China

- Repurpose and Expansion of Facility to Boost Profitability: 2H2015-1H2017
  - 24.52% SES ownership in expanded facility, 59.81% Rui Feng Enterprises Limited/ Shandong Saikong Automation Equipment Co. Ltd. – Joint Venture Expansion Partner
  - Syngas from two SES gasification systems
  - 100K TPY acetic acid design capacity goal with secondary product, propionic acid (~10K TPY)
- 2008-11, 2013-current syngas/coke oven gas to methanol operating plant, 90K TYP design capacity
- Proven successful operation on waste coals with ash content >55%WT

ZZ JV Plant, Shandong Province, China

Clean Energy Global Growth Market Verticals

Total Available Market for all verticals is estimated by SES at 500 gasification systems worldwide over 10 years[1] [2]

POWER: Flexible, reliable, and efficient on-site mini-IGCC **distributed power capacity additions** are projected to outpace electricity demand by 40% in developing regions whose GDP is impacted by electric grid instability[1]

CHEMICALS: Highly complex, massive industrial commodity markets with growth tied to GDP, including: **acetic acid, methanol, olefins, and glycols**. Economic alternative to current natural gas

DRI STEEL: Clean and efficient **next-generation Direct Reduced Iron** (DRI) steel replaces outdated blast furnaces. Addresses high need for steel plants in developing markets, where LNG is cost-prohibitive

SUBSTITUTE NATURAL GAS (SNG): Coal-fueled SNG is projected to be a **large and fast-growing energy source** in China (est. 50B NCM by 2020). Industrial syngas-derived fuel is also in growing demand[2]

FUELS: Transportation fuels – **diesel, jet fuel and gasoline** – represent potential for 30MM tonnes per year production capacity in China alone[1].

FERTILIZER: Antiquated ammonia/urea plants, requiring expensive high-quality coal, need to be shut down or replaced (3,500 in China alone). Addresses **new low-cost capacity for ammonia and urea**[2]

Notes: SES Economics based on combination of (1) GE press release reference to GE's "The Rise of Distributed Power" White Paper, Feb 2014, (2) Beijing 12th 5-Year Plan and SES Internal Data



SES Growth Catalysts

- China
- India
- Global
- Power
- DRI Steel

GROWTH WITH BLUE SKIES



SES: **Growth With Blue Skies** enables newly industrializing and developing countries

A Better Alternative

that is at once highly economic, reliable and non-polluting,
to create needed clean energy and chemical products
without sacrificing energy independence
by utilizing abundant, previously low-value, untapped natural resources.

SES
SYNTHESIS ENERGY SYSTEMS

Regional Initiatives: Asia

- **China:** Strategic JV Partner to Establish Market Leader Position in China Clean Coal Gasification
  - **SES China JV Partner**: Suzhou Thvow Technology Co., Ltd. (STT)
    - Leading coal-chemical equipment manufacturer. RMB 11 billion market cap, 3,000+ employees
    - SES-STT relationship begun at Yima JV Plant. SES China presence established > 10 years
  - **Joint Venture launched April 2014: Tianwo-SES Clean Energy Technologies Co., Ltd. (Tianwo-SES) – 35% SES, 65% STT**
    - Delivering comprehensive equipment, engineering and gasification technology solutions for multibillion-dollar coal-chemicals and energy industries in China and key Asian markets
    - Expanding scope of SES gasification technology to include equipment and engineering
    - Penetrating key market while protecting technology
    - Leading to modular, turnkey SES gasification plants throughout China and select Asian markets
    - Leveraging low-cost, high-quality equipment and engineering supply source for global business

- **India:** Long-term Regional Partnership and Unique Technology Capability to Process India's Coal
  - **SES Regional Marketing Partner**: **Simon India Limited (SIL)**, an EPC company, and wholly owned subsidiary of Zuari Global Limited. Zuari and SIL are member companies of the Adventz Group, a $3 billion Indian conglomerate comprising 23 companies in various industries, including high-quality complex fertilizers
    - **New government leadership** opens emerging market opportunity, with SIL offering to build gasification islands using SES technology on a fixed price turnkey basis which offers additional customer cost savings
    - **Robust deal pipeline**, with project evaluations underway for SES Gasification Systems to convert coal to ammonia for fertilizer end products and coal to DRI steel

Tianwo-SES: Current Projects

- **Aluminum Corporation of China** (CHALCO): China's largest alumina and primary aluminum producer and the world's second largest alumina producer
  - **Three industrial syngas supply plants with seven total SES Gasification Systems in commissioning phase or under construction** in Shandong, Shanxi, Henan provinces
  - Secured by China JV Partner, Suzhou Thvow Technology Co., Ltd. (STT); total value order awarded RMB 650 MM (US$105MM); order value US$20-25MM Tianwo-SES JV (35% SES, 65% STT)
  - STT's 95%-owned subsidiary, Innovative Coal Chemical Design Institute (Shanghai) Co., Ltd. (ICCDI) is the general contractor providing all engineering and construction of the three projects
  - Award secured December 2014. Construction initiated March 2015. First plant commissioning phase June 2015

- **Dengfeng Power Group Co., Ltd**.: Industrial conglomerate specializing in thermal power generation. Products include aluminum, other non-ferrous metals and cement. Operates power generation plants and coal mines in Henan Province
  - **Feasibility studies underway for 160MW mini-IGCC Distributed Power Plant Program**
    - Designed to utilize two SES state-of-the-art XL3000 Gasification Systems and four GE gas turbines per plant
    - Initial plant in Henan province, to serve as model for other plants planned elsewhere in Henan and in other regions of China

Aluminum Corporation of China (CHALCO) Shandong Project Construction

- **Six-month Commissioning Milestone Achieved**: Demonstrates turnkey facility of deploying advanced SES Gasification Technology

Gasifier Structure Construction – Early Stage





ASU Construction







Initial Global Market Verticals: Power and DRI Steel

SES and GE: Mini-IGCC Distributed Power

- Demand for clean power is on the rise
- Global co-marketing partner: General Electric's Packaged Power division
- **GE-SES Distributed Power Generation Plants to combine SES Gasification Technology and GE model LM2500+G4 aero-derivative gas turbines** and related power generation equipment, to produce clean iGas
  - Average plant size: multiples of 90MW gross output: 90MW, 180MW, etc.
  - Total plant installed costs: 2000-25000 $/KW; syngas plant ~$100MM for 90MW
  - Plant build timeline: 24-30 months
  - Projects deployed via turnkey EPC consortium
  - Modularization and prefabrication as business matures
- Initial regional targets: China and Pakistan
- Engineering feasibility work completed

SES and MIDREX: DRI Steel from Low-quality Coal

- Cleaner technology replacing coal-fired blast furnace for steelmaking
- **Global exclusive partner, Midrex Technologies, a subsidiary of Kobe Steel, is world leader with 63% market share**
- DRI steel annual growth projected at ~5MTPY through 2030
- Typical China plant size: 1MM TPY, requiring two gasification systems
- Initial target markets: India, China

World DRI Production by Year (Mt)

Source: Midrex Technologies, Inc.

Year	Total	Year	Total	Year	CDRI	HBI	HDRI	Total
1970	0.79	'88	14.09	'06	48.41	8.60	2.69	59.70
'71	0.95	'89	15.63	'07	55.79	8.34	2.99	67.12
'72	1.39	'90	17.68	'08	56.52	8.19	4.24	67.95
'73	1.90	'91	19.32	'09	52.54	6.93	4.86	64.33
'74	2.72	'92	20.51	'10	56.60	7.21	6.47	70.28
'75	2.81	'93	23.65	'11	59.41	7.60	6.20(e)	73.21
'76	3.02	'94	27.37	'12	59.51	7.90	5.73(e)	73.14
'77	3.52	'95	30.67	'13	62.80	6.17	6.25(e)	75.22
'78	5.00	'96	33.30					
'79	6.64	'97	36.19					
'80	7.14	'98	36.96					
'81	7.92	'99	38.60					
'82	7.28	'00	43.78					
'83	7.90	'01	40.32					
'84	9.34	'02	45.08					
'85	11.17	'03	49.45					
'86	12.53	'04	54.60					
'87	13.52	'05	56.87					


HDRI
HBI
CDRI
75.22 Mt
World DRI Output Exceeds 75 Million Tons:
Growth continues as another record is set in 2013
'70
'13

Source: Midrex Technologies, Inc.

SES Gasification Technology: Global Pipeline Outside China

Technology Licensing, Equipment and O&M Services



Business Development Projects
0
1
2
3
4
Australia
Botswanna
Brazil
Chile
Colombia
India
Japan
Kryzbekistan
Pakistan
Russia
Senegal
S. Africa
Turkey
USA
Power
Chemicals
SNG
Fuels
Fuel Gas
Fertilizers
Polygen

SES Gasification Technology is the Future of Gasification

- Proven Technology
- Clean and Efficient
- Unique Fuel Flexibility
- Significantly Lower Cost and Widely Scalable
- Class-leading Operability and Reliability



Power
Steel
SNG
Fuels
Chemicals
Ammonia
Industrial Syngas

Source: SES Internal Data

Strengths and Future Outlook

- **SES Gasification Technology: Growth With Blue Skies**
  - **Industry-leading advanced gasification feedstock flexibility**
    - High value, high demand energy and chemical end products from cleaner Synthetic "Replacement" Gas, or Syngas
    - Advantaged economics and energy independence using abundant indigenous resources, including untapped low-grade coal and renewable biomass
  - **Multiple billion-dollar market vertical sectors** with strong demand in developing, newly industrializing, and developed world
    - Power, DRI Steel, Chemicals, Substitute Natural Gas, Transportation Fuels, Fertilizers, Industrial Fuels
- **World-class Leadership and Partners**
  - SES Fortune 100 gasification engineering and business background – management and engineering, Board of Directors
  - Leading Industry Partners: China - Suzhou Thvow Technology Co., Ltd. (STT); India - Simon India Ltd./Adventz Group; Power - General Electric/Packaged Power division; DRI Steel - Midrex Technologies/Kobe Steel
- **First China Orders Secured and Robust China+Global Pipeline**

12-Month Catalysts
CHINA – Aluminum Corporation of China: orders 7 SES Gasification Systems from Tianwo –SES JV
CHINA – Dengfeng 160MW China Distributed Power Feasibility Studies underway for Government Approval
China – Tianwo-SES JV new project pipeline
INDIA – DRI Steel, Ammonia and SNG project proposals in development
POWER – First order for GE-SES Distributed Power Generation Plants



synthesisenergy.com

GROWTH WITH BLUE SKIES

Investor Relations: MDC GROUP
Contact: David Castaneda, Arsen Mugurdumov
(414) 351-9758 IR@synthesisenergy.com



